                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                             AMENDED CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 2, 2003

                        WIRELESS AGE COMMUNICATIONS, INC.
                        ---------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA                                 001-31338             98-0336674

STATE OR OTHER JURISDICTION OF         (COMMISSION           (IRS EMPLOYER
INCORPORATION OR ORGANIZATION          FILE NO.)             IDENTIFICATION NO.)


1408 BROAD STREET, REGINA, SASKATCHEWAN, CANADA                       S4R 1Y8
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                 (306) 751-7720
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 --------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)



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Item 2.  Acquisition or Disposition of Assets.

This Item 2 amends Form 8-K as filed on October 22, 2003 in which Wireless Age Communications, Inc. (the "Company") provided details of its acquisition of Wireless Source Distribution Ltd. ("Wireless Source" or the "Acquired Business") on September 19, 2003.

The Financial Statements and Pro Forma Financial Information of the Acquired Business are set forth as Exhibits 99.6 and 99.7, respectively, to the Current Report on Form 8-K/A, and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Businesses Acquired.

              The financial statements for the Acquired Business are included in Exhibit 99.6.

         (b)  Pro Forma Financial Information.

              The pro forma financial information for the Acquired Business are included in Exhibit 99.7.

         (c)  Exhibits

              99.6 Audited Financial Statements of Wirless Source Distribution Ltd. as at December 31, 2002.

              99.7 Pro Forma Financial Information of Wireless Source Distribution Ltd as at September 30, 2003 and December 31, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   December 3, 2003


                                            WIRELESS AGE COMMUNICATIONS, INC.



                                            By    /S/ JOHN SIMMONDS
                                               ---------------------------
                                                     John G. Simmonds
                                                     Chief Executive Officer


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                                      INDEX

Exhibit No.      Description
99.6             Audited Financial Statements of Wireless Source Distribution
                 Ltd. as at December 31, 2002.

99.7             Pro Forma Financial Information of Wireless Source Distribution
                 Ltd as at September 30, 2003 and December 31, 2002.